 T. ROWE PRICE
--------------------------------------------------------------------------------
State Tax-Free Income Trust

     New York Tax-Free Money Fund

 Supplement to prospectus dated July 1, 2000
--------------------------------------------------------------------------------
 Effective March 1, 2001, the footnote to Table 2 on page 6 of the prospectus is revised with the following to reflect the extension of the fund's expense ratio limitation:

 /a/Effective March 1, 2001, T. Rowe Price contractually obligated itself to waive any fees and bear any expenses through February 28, 2003, to the extent such fees or expenses would cause the ratio of expenses to average net assets to exceed 0.55%. Fees waived or expenses paid or assumed under this agreement are subject to reimbursement to T. Rowe Price whenever the fund's expense ratio is below 0.55%; however, no reimbursement will be made after February 28, 2005, or if it would result in the expense ratio exceeding 0.55%. Any amounts reimbursed have the effect of increasing fees otherwise paid by the fund. The fund operated under previous expense limitations for which T. Rowe Price may be reimbursed.

 Effective March 1, 2001, the Portfolio Management paragraph on page 21 of the prospectus will be replaced with the following:

 Money Fund Joseph K. Lynagh, Chairman, M. Helena Condez, T. Dylan Jones, and Eric N. Mader. Mr. Lynagh has been chairman of the fund's committee since 2000. He joined T. Rowe Price in 1991 and has worked within the Municipal Department since 1994.
--------------------------------------------------------------------------------
 The date of this supplement is March 1, 2001.
--------------------------------------------------------------------------------

 C04-041 3/1/01